UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 2006


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     001-13112                  11-3129361
________________________      ________________________    ______________________
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)


2102 SW 2nd Street, Pompano Beach, Florida                              33069
__________________________________________                            __________
 (Address of principal executive office)                              (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

     The Board of Directors of DHB Industries Inc. (the "Company") announced the that the Annual Meeting of Stockholders originally called for December 5, 2006 has been postponed until further notice. On the evening of November 30, the Company received a motion to compel a temporary restraining order in a Federal court in Delaware, seeking to enjoin the stockholders' meeting. The principal basis asserted for the motion was that the Company had not filed a SEC Form 14C information statement.

     The Company is currently not in a position to produce audited financial information, an annual report or several other items required in a SEC Form 14C. The Company has reported this fact, including to the SEC. However, the stockholders' meeting had been called and notified to shareholders in full compliance with Delaware law.

     The purpose of the meeting was to elect directors, to meet directly with its stockholders and to provide an open forum for communication. Also, the Company intended to provide an update on its operations, its timeline for producing audited financial information, the status of the class and derivative actions and its direction for the future.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (d)     Exhibits

     99.1     Press Release of the Company, dated December 4, 2006.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DHB INDUSTRIES, INC.



                              By: /s/ THOMAS C. CANFIELD
                              ___________________________________
                              Name: Thomas C. Canfield
                              Title:  General Counsel & Secretary



Dated:  December 4, 2006


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                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION

     99.1          Press Release of DHB Industries, Inc., dated December 4, 2006




































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